                                                                    Exhibit 10.2


                      SECOND AMENDED AND RESTATED GUARANTY

         THIS SECOND AMENDED AND RESTATED GUARANTY ("Guaranty") made as of this 30th day of September, 2005, by WINDROSE MEDICAL PROPERTIES TRUST, a Maryland real estate investment trust ("Guarantor"), to and for the benefit of THE HUNTINGTON NATIONAL BANK, a national banking association, as agent for the Lenders (as defined in the Credit Agreement defined below) (The Huntington National Bank, in its capacity as agent for the Lenders being referred to herein as "Agent").

                                 R E C I T A L S


         A. Concurrently herewith, Windrose Medical Properties, L.P., a Virginia limited partnership (the "Borrower"), and The Huntington National Bank, individually, and as agent, entered into that certain Second Amended and Restated Secured Revolving Credit Agreement (the "Credit Agreement"), whereby Lenders agreed to make certain credit facilities available to Borrower in the maximum amount at any time outstanding not to exceed the aggregate sum of Sixty-Three Million Dollars ($63,000,000) (collectively, the "Loan"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         B. Guarantor will derive material financial benefit from the Loan.

         C. Lenders have relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lenders.

                                   AGREEMENTS


         NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Agent and its respective successors, endorsees, transferees, participants and assigns as follows:

         1. Guarantor absolutely, unconditionally and irrevocably guarantees:

                  (a) the full and prompt payment of the principal of and interest on the Notes and Facility 3 Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Facility 3 Note, the Credit Agreement and the other Loan Documents;

                  (b) the prompt, full and complete performance of all of Borrower's obligations under each and every covenant contained in the Loan Documents; and

                  (c) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 6 hereof).

All amounts due, debts, liabilities and payment obligations described in subsections (a) and (b) of this Section 1 shall be hereinafter collectively referred to as the "Indebtedness."

         2. In the event of any failure by Borrower in the payment of the Indebtedness, after the expiration of any applicable cure or grace period, Guarantor agrees, on demand by Agent, to pay the Indebtedness regardless of any defense, right of set-off or claims which Borrower or Guarantor may have against Agent or any Lender or the holder of the Notes or the Facility 3 Note and without relief from valuation and appraisement laws.

         All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Agent, and the choice by Agent of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Agent to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Agent from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Agent on behalf the Lenders at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Agent be given conclusive effect regardless of such subsequent developments.

         3. Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Agent and Lenders and any and all notices and demands of every kind which may be required to be given, or which Guarantor may be entitled to receive, by any statute, rule or law, (b) agree to refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off or other claim which Guarantor may have against Borrower (c) waive any defense, right of set-off or other claim which Guarantor or Borrower may have against Agent or any Lender, or the holder of the Notes or the Facility 3 Note, (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections, (e) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, notice of nonperformance, protest and notice of protest, diligence in collection, diligence in protection or realization upon the Indebtedness or any security therefore, and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (f) waive all defenses other than performance by Agent required under the Loan Documents, legal or equitable or otherwise available to Guarantor as a guarantor or surety, and (g) waive any failure by Agent or any Lender to inform Guarantor of any facts Agent or any Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Credit Agreement, it being understood and agreed that Agent and the Lenders have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of Borrower's obligations. Credit may be granted or continued from time to time by Lenders to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Agent and Lenders shall have no obligation to disclose or discuss with Guarantor Agent's or Lenders' assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Agent or any Lender. No


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

modification or waiver of any of the provisions of this Guaranty shall be binding upon Agent or Lenders except as expressly set forth in a writing duly signed and delivered by Agent.

         4. Guarantor further agrees that Guarantor's liability hereunder as guarantor shall not be impaired, affected, released or discharged by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor, of the time for payment of interest or principal under the Notes or the Facility 3 Note, or by any forbearance or delay in collecting interest or principal under the Notes or the Facility 3 Note, or by any waiver by Agent under the Credit Agreement, Mortgages or any other Loan Document, or by Agent's or Lenders' failure or election not to pursue any other remedies it may have against Borrower or Guarantor or any other guarantor of the Indebtedness or any other security for the Indebtedness, or by reason of the incapacity, lack of authority or disability of any other guarantor of the Indebtedness or the failure of Agent or any Lender to file or enforce a claim against the estate of any other guarantor of the Indebtedness or the failure of any other guarantor to execute its guaranty, or by reason of the fact that any of the collateral for the Indebtedness may be in default at the time of acceptance thereby by Agent or any Lender or later, or by reason of the fact that a valid lien in any of the collateral for the Indebtedness may not be conveyed to or created in favor of Agent or Lenders or by reason of the fact that the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way, or by reason of the fact that any of the Indebtedness may be invalid for any reason whatsoever, or by reason of the fact that the value of any of the collateral for the Indebtedness or the financial condition of Borrower or any obligor under or other guarantor of any of the collateral for the Indebtedness may not have been correctly estimated or may have changed or may hereafter change or by reason of any deterioration, waste or loss by fire, theft or otherwise, or by any change or modification in Indebtedness, the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or any other Loan Document, or by the acceptance by Agent or any Lender of any additional security or any increase, substitution or change therein, or by the release by Agent or any Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness even though Agent or Lenders might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that, subject to Agent's compliance with the terms of this Guaranty, Guarantor shall remain liable for the payment of the Indebtedness, until the Indebtedness has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a guarantor or surety. Guarantor further understands and agrees that Agent or Lenders may at any time enter into agreements with Borrower to amend and modify the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or any other Loan Document, and may waive or release any provision or provisions of the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Agent or Lenders and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Agent's or Lender's rights hereunder or Guarantor's obligations hereunder.

         5. This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Agent without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgages or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Agent or Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or any other guarantor of the Indebtedness or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Agent or Lenders from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or any other Loan Document, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or other Loan Document or by reason of the bankruptcy of Borrower or any other guarantor of the Indebtedness or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower or any other guarantor of the Indebtedness. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Notes, the Facility 3 Note, the Credit Agreement, the Mortgages or any other Loan Document is rescinded or otherwise required to be returned by Agent or Lenders upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower or any other guarantor of the Indebtedness, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Agent or Lenders had not been made, regardless of whether Agent or Lenders contested the order requiring the return of such payment. In the event of the foreclosure of the Mortgages and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Agent institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

         6. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Agent and/or Lenders in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation with respect to this Guaranty; or (d) an attorney is retained to represent Agent and/or Lenders in any proceedings whatsoever in connection with this Guaranty and Agent and/or Lenders prevail in any such proceedings, then Guarantor shall pay to Agent and/or Lenders upon demand all reasonable attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.


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

         7. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Agent and Lenders under the remainder of this Guaranty shall continue in full force and effect.

         8. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALING OF ASSETS BY AGENT OR LENDERS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A "PROCEEDING"), AGENT AND GUARANTOR IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF INDIANAPOLIS AND STATE OF INDIANA, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE AGENT FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. AGENT AND GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY COUNTY, STATE OR UNITED STATES COURT SITTING IN THE CITY OF INDIANAPOLIS AND MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

         9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the payment of the Indebtedness. After an Event of Default, Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. After an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Agent for the benefit of Lenders and shall be


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

paid over to Agent on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

         10. Any amounts received by Agent or any Lender from any source on account of the Loan may be utilized by Agent or Lenders for the payment of the Indebtedness and any other obligations of Borrower to Agent or Lenders in such order as Agent may from time to time elect. Additionally, if the indebtedness guaranteed hereby is less than the full indebtedness evidenced by the Notes and the Facility 3 Note, all rents, proceeds and avails of the Project, including proceeds of realization of Lenders' collateral, shall be deemed applied on the indebtedness of Borrower to Lenders that is not guaranteed by Guarantor until such unguaranteed indebtedness of Borrower to Lenders has been fully repaid before being applied upon the indebtedness guaranteed by Guarantor.

         11. GUARANTOR AND AGENT (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         12. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service for delivery on the next Business Day, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Guarantor:                 Windrose Medical Properties Trust
                           3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                           Attention: Frederick L. Farrar
                           Telephone: (317) 860-8213
                           Facsimile: (317) 860-9190

With a copy to:            Daniel R. Loftus
                           Secretary and General Counsel
                           3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                           Telephone: (317) 860-8871
                           Facsimile: (317) 860-9190



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

Agent:                     The Huntington National Bank
                           201 North Illinois Street, Suite 1800
                           Indianapolis, Indiana 46204
                           Attention: Bradley D. Rust
                           Telephone: (317) 237-2510
                           Facsimile: (317) 237-2505

With copies to:            Barnes & Thornburg LLP
                           11 South Meridian Street
                           Indianapolis, Indiana 46204
                           Attention: Richard L. Johnson, Esq.
                           Telephone: (317) 231-7787
                           Facsimile: (317) 231-7433

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

         13. In order to induce Lenders to make the Loan, Guarantor makes the following representations and warranties to Agent for the benefit of Lenders set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lenders would not have agreed to make the Loan.

                  (a) Guarantor is duly formed, validly existing, and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business.

                  (b) Guarantor maintains an office at the address set forth for such party in Section 12.

                  (c) Any and all balance sheets, net worth statements, and other financial data with respect to Guarantor which have heretofore been given to Agent by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor, subject to minor, immaterial errors, as of the respective dates thereof.

                  (d) The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty,
         (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements, or (iv) the organizational or other documents of Guarantor.

                  (e) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.



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

                  (f) Except as disclosed in writing to Agent, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor's ability to fulfill his obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $100,000 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in default under any agreements which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

                  (g) All statements set forth in the Recitals are true and correct.

         All of the foregoing representations and warranties shall be deemed remade on the date of the first disbursement of proceeds of the Loan, on the date of each advance of proceeds of the Loan, and upon any extension of the Loan pursuant to the Credit Agreement. Guarantor hereby agrees to indemnify and hold Agent and Lenders free and harmless from and against all loss, cost, liability, damage, and expense, including reasonable attorney's fees and costs, which Agent or Lenders may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

         14. Guarantor shall deliver or cause to be delivered to Agent all of the Guarantor financial statements to be delivered in accordance with the terms of the Credit Agreement.

         15. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death or dissolution of Guarantor or any principal of Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several, and Guarantor shall be jointly and severally liable with any other guarantor which guarantees the Indebtedness pursuant to a guaranty executed and delivered by such guarantor to Agent.

         16. THIS GUARANTY, THE NOTES, THE FACILITY 3 NOTE AND ALL OTHER INSTRUMENTS EVIDENCING, GOVERNING AND SECURING THE LOAN GUARANTEED HEREBY WERE NEGOTIATED IN THE STATE OF INDIANA, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY AGENT IN THE STATE OF INDIANA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF INDIANA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


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

         17. Agent or Lenders shall be entitled to honor any request for proceeds of the Loan made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that its obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such proceeds of the Loan.

         18. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         19. This Second Amended and Restated Guaranty completely amends and restates in its entirety that certain Amended and Restated Guaranty executed by Guarantor in favor of Agent, dated December 30, 2003.

         IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Indiana as of the date first written above.



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             SIGNATURE PAGE TO SECOND AMENDED AND RESTATED GUARANTY



                                                     "GUARANTOR"

                                         WINDROSE MEDICAL PROPERTIES TRUST, a
                                         Maryland real estate investment trust



                                         By:   /s/ Frederick L. Farrar
                                               ---------------------------------
                                               Frederick L. Farrar, President



STATE OF INDIANA      )
                      ) SS:
COUNTY OF MARION      )

         Before me, a Notary Public in and for said County and State, personally appeared Frederick L. Farrar, known to me to be the President of WINDROSE MEDICAL PROPERTIES TRUST, a Maryland real estate investment trust, and acknowledged the execution of the foregoing for and on behalf of said real estate investment trust.

         Witness my hand and Notarial Seal, this ______day of September, 2005.



                                         ---------------------------------------
                                         Notary Public - Signature


                                         ---------------------------------------
                                         Notary Public - Printed



My Commission Expires:                   My County of Residence:


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